PENN SERIES FUNDS, INC.

SMID Cap Value Fund

Supplement dated December 23, 2014 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2014, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective June 12, 2014, Andrew Weiner no longer serves as a co-portfolio manager of the SMID Cap Value Fund (the “Fund”). Effective July 21, 2014, Shri Singhvi joined James MacGregor and Joseph Gerard Paul as a co-portfolio manager of the Fund.

As a result of the foregoing, all references to Mr. Weiner in the Prospectus and SAI are hereby deleted in their entirety, and the information in the Prospectus under the heading “Portfolio Managers” in the Fund’s “Fund Summary” section is revised to include the following information:

Shri Singhvi is currently a Senior Vice President of AllianceBernstein L.P. and has served as a portfolio manager of the Fund since July 2014.

The second paragraph under the sub-heading “Management — Sub-Advisers — AllianceBernstein L.P.” is hereby deleted in its entirety and replaced with the following information:

The SMID Cap Value Fund is managed by the Small/Mid Cap Value Senior Investment Management Team, which is comprised of James MacGregor, Joseph G. Paul and Shri Singhvi.

Employee, Year and Title	Principal Occupation(s) During the Past Five (5) Years
James W. MacGregor; since 2005; Senior Vice President of AllianceBernstein	Senior Vice President of AllianceBernstein, with which he has been associated since prior to 2009. He is also Chief Investment Officer — Small and Mid-Cap Value Equities.
Joseph G. Paul; since 2002; Senior Vice President of AllianceBernstein	Senior Vice President of AllianceBernstein, with which he has been associated since prior to 2009. He is also Chief Investment Officer — U.S. Value Equities.
Shri Singhvi; since 2014; Senior Vice President of AllianceBernstein	Senior Vice President of AllianceBernstein, with which he has been associated since prior to 2009. He is also Director of Research — Small- and Mid-Cap Value Equities.

The information in the SAI under the sub-heading “Fund Shares Owned by Portfolio Manager” under the “Management—Sub-Advisers—AllianceBernstein L.P.” section is hereby deleted in its entirety and replaced with the following information:

Fund Shares Owned by Portfolio Managers. Mr. MacGregor and Mr. Paul did not beneficially own any shares of the Fund as of December 31, 2013, and Mr. Singhvi does not beneficially own any shares of the Fund as of September 30, 2014.

The information in the SAI under the sub-heading “Other Accounts” under the “Management—Sub-Advisers—AllianceBernstein L.P.” section is revised to include the following information:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Shri Singhvi*	24	$4,610	35	$391	36	$1,346

*	The information for Mr. Singhvi is provided as of September 30, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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